AIM ETF Products Trust
(the “Trust”)
And each series of the Trust (each a “Fund” and collectively the “Funds”)

Supplement, dated April 27, 2026
to each Fund’s Statement of Additional Information (“SAI”),
dated March 1, 2026, March 6, 2026, September 5, 2025 and September 9, 2025

This supplement updates certain information contained in each Fund’s SAI and should be attached to the SAI and retained for future reference.

Effective April 1, 2026, Eric Levy joined the Board of Trustees of the Trust (the “Board”). Mr. Levy was elected to the Board by the existing Trustees at a Board meeting held on February 24, 2026, with his election effective as of April 1, 2026. Accordingly, the disclosure in each SAI regarding the Board is supplemented as follows:

Mr. Levy is a member of the Audit Committee, the Investment Committee, and the Nominating and Corporate Governance Committee of the Trust.

Mr. Levy is added to the table of trustees and officers of the Trust, as follows:
Name, Address, and Birth Year	Positions Held with the Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for the AIM Complex	Other Directorships Held Outside the AIM Complex During Past 5 Years
INDEPENDENT TRUSTEES(1)
Eric S. Levy (1965) 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since April 2026	Partner, Convergency Partners (a financial services strategic advisory firm), 2025 to present; previously, Executive Vice President, Retirement Services, Corebridge Financial, Inc. 2015 to 2025	86	VALIC Company I (2017 to 2025)
(1)	Each of the Independent Trustees is a member of the Audit and Operational Risk Oversight Committee
(2)	Indefinite.

The following briefly describes specific experiences, qualifications, attributes or skills Mr. Levy brings to his service on the Board:

Mr. Levy – Brings to the Board of Trustees over 30 years of leadership experience in investment management, insurance, and retirement services. Mr. Levy has held various executive positions throughout his career in senior strategy, business development and product roles, including 10 years as Executive Vice President, Retirement Services at Corebridge Financial, Inc. and prior to that Mr. Levy held several leadership positions at various financial services firms. This experience is directly applicable to the Board’s supervision of the Trust’s finance, operational and audit functions.

As of the date of this supplement, Mr. Levy does not beneficially own any equity securities of any Fund of the Trust. Mr. Levy did not receive any compensation from the Trusts during the fiscal year ended October 31, 2025.